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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2005

ULTIMATE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-22532 (Commission File Number)	84-0585211 (I.R.S. Employer Identification No.)
321 West 84th Avenue, Suite A, Thornton, Colorado 80260 (Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (303) 412-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        As previously reported, on January 14, 2005, Ultimate Electronics, Inc. and its subsidiaries (collectively, the "Company") entered into a Debtor in Possession Loan and Security Agreement (as amended by the First Amendment to the Debtor in Possession Loan and Security Agreement, dated as of January 28, 2005, the Second Amendment to the Debtor in Possession Loan and Security Agreement, dated as of March 7, 2005, the Waiver and Third Amendment to the Debtor in Possession Loan and Security Agreement, dated as of March 16, 2005, the "Loan Agreement") with, among others, the lenders identified therein (collectively, the "Lenders").

        On April 4, 2005, the Company entered into the Fourth Amendment to the Debtor in Possession Loan and Security Agreement (the "Fourth Amendment") with the Lenders and on April 8, 2005, the Company entered into the Fifth Amendment to the Debtor in Possession Loan and Security Agreement (the "Fifth Amendment") with the Lenders. The Fourth Amendment required the Company to file a "stalking horse" agency agreement for all 62 of its retail locations with the Bankruptcy Court no later than April 6, 2005. The Fifth Amendment requires the Company to conduct an auction and seek Bankruptcy Court approval of qualified third party bids for all or part of the Company as a going concern or the sale of all or part of the assets of the company through a liquidation by agreed upon dates. The Fifth Amendment also permits the Company to access $5 million in cash reserves for a time period between April 8, 2005 and April 19, 2005..

        The foregoing descriptions of the Fourth Amendment and the Fifth Amendment are qualified in their entirety by reference to the Fourth Amendment and the Fifth Amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

        The information contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

        On April 6, 2005, the Company entered into an Agency Agreement (the "62 Store Agreement") with Great American Group (the "Agent") pursuant to which the Agent agreed to act as the Company's exclusive agent for the purpose of liquidating its inventory at all 62 of the Company's store locations. On April 6, 2005, the Company also entered into an Agency Agreement (the "24 Store Agreement") with the Agent pursuant to which the Agent agreed to act as the Company's exclusive agent for the purpose of liquidating its inventory at 24 to 30 of the Company's stores in the Iowa, Kansas City, Missouri, South Dakota, Texas, Idaho, Minnesota, Colorado, Arizona and Utah markets.

        On April 8, 2005, the Company requested the Bankruptcy Court postpone any inventory liquidation until after the next hearing before the Bankruptcy Court on April 19, 2005. Prior to that hearing, the Company expects to conduct an auction on April 14, 2005 with respect to the liquidation of the inventory at 24 to 30 stores in accordance with the 24 Store Agreement.

        In connection with the 62 Store Agreement, the Company will conduct an auction for the sale of all or part of the assets of the Company in connection with this "stalking horse" bid. The auction with respect to the liquidation of the inventory at the Company's 62 stores and with respect to the sale of all or parts of the company has been scheduled for April 15, 2005. The Company has filed a motion with the Bankruptcy Court seeking approval of the "stalking horse" bid for the 62 store inventory liquidation at the auction scheduled for April 15, 2005 and seeking the approval at the April 19, 2005 hearing before the Bankruptcy Court of the highest and best bid or combination of bids received at the auctions on April 14, 2005 and April 15, 2005.

        The Company hopes to receive additional bids from qualified third parties for all or part of the Company as a going concern or the sale of all or part of the assets of the Company through a liquidation. However, the Company cannot make any assurances that any such bids will be received. Third parties interested in participating in the auction on April 15th must submit qualified bids to the Company no later than April 13, 2005 at 12:00 p.m. (Eastern). Bids with respect to the auction currently scheduled for April 14th were due no later than April 4, 2005 at 12:00 p.m. (Eastern)

        On April 13, 2005, the Company announced that it intends to file a Form 15 with the Securities and Exchange Commission to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934 on or before April 15, 2005. The Company expects the deregistration to become effective within 90 days of the filing with the SEC. As a result of the Form 15 filing, the Company's obligation to file with the SEC certain reports and forms, including Forms 10-K, 10-Q, and 8-K, have been suspended and upon effectiveness will cease. As previously reported, the Company's common stock was delisted from the Nasdaq National Market effective February 25, 2005. Since then, the Company's common stock has been trading on the Pink Sheets. The Company anticipates that its common stock will continue to be quoted on the Pink Sheets following deregistration to the extent that market makers continue to make a market in its shares. However, the Company can provide no assurances that trading of the Company's common stock will continue.

        In making its determination to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act, the Company's Board of Directors considered several factors, including the following:

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  The Company's ongoing restructuring efforts in connection with its filing under Chapter 11 of the United States Bankruptcy Code;

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  The Company's belief that the outcome of the Company's reorganization under Chapter 11 of the Bankruptcy Code will not result in any value for the holders of the Company's common stock;

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  The costs, both direct and indirect, incurred by the Company in connection with the preparation and filing of periodic reports and forms with the SEC which the Company expects would increase as a result of the Sarbanes-Oxley Act of 2002 and new SEC rules promulgated thereunder;

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  The benefit of allowing senior management to spend less time with SEC report and form preparation will enable them to devote their full attention and effort to the Company's operations and long-term financial objectives; and

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  The market value that the public markets are applying to the Company.

        Additional information about the Company and its Chapter 11 bankruptcy proceedings can be found at the United States District Bankruptcy Court—District of Delaware, 824 Market Street, 3rd Floor, Wilmington, Delaware 19801, on the Bankruptcy Court's web site: http://www.deb.uscourts.gov, or at http://www.kccllc.net/ultimate. Additional information about Ultimate Electronics can also be found on the Internet on the Company's web site at http://www.ultimateelectronics.com.

        A copy of the press release announcing the foregoing matters is attached as Exhibit 99 hereto and is incorporated into this Current Report on Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description of Exhibit
10.1	Fourth Amendment to Debtor in Possession Loan and Security Agreement, dated April 6, 2005
10.2	Fifth Amendment to Debtor in Possession Loan and Security Agreement, dated April 8, 2005
99	Press Release of Ultimate Electronics, Inc. dated as of April 13, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ELECTRONICS, INC.
Date: April 13, 2005	By:	/s/ DAVID A. CARTER David A. Carter Senior Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Fourth Amendment to Debtor in Possession Loan and Security Agreement, dated April 6, 2005
10.2	Fifth Amendment to Debtor in Possession Loan and Security Agreement, dated April 8, 2005
99	Press Release of Ultimate Electronics, Inc. dated as of April 13, 2005

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index